UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EightCo holdings Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

eightco holdings Inc.

200 9th Avenue North, Suite 220
Safety Harbor, FL 34695
(866) 980-2818

Notice of Special Meeting of Stockholders
To Be Held on June 30, 2023

To the Stockholders of Eightco Holdings Inc.:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Eightco Holdings Inc. (f/k/a Cryptyde, Inc.) (the “Company”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/ on June 30, 2023 at 10:00 a.m. Eastern Time. At the Special Meeting, stockholders will consider and vote on the following matters:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock (“Common Stock”) underlying a convertible promissory note and warrant issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated March 15, 2023, by and among the Company and the investor named therein, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such convertible promissory note and warrant (including upon the operation of anti-dilution provisions contained in such convertible promissory note and warrant)(the “March 2023 SPA Issuance Proposal”); and

2.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March 2023 SPA Issuance Proposal (the “Adjournment Proposal”).

Each of the March 2023 SPA Issuance Proposal and the Adjournment Proposal was approved by our board of directors (the “Board”) and requires the affirmative vote of holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Special Meeting on said proposal to be approved.

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the March 2023 SPA Issuance Proposal and “FOR” the Adjournment Proposal.

As noted above, our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means you can attend the Special Meeting online, vote your shares electronically during the Special Meeting and submit questions online during the Special Meeting by accessing www.virtualshareholdermeeting.com/ shortly prior to the scheduled start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

The Board has fixed the close of business on May 9, 2023 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

Hard copies of the Company’s proxy statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on May 9, 2023, beginning on or about May          , 2023. The Company’s proxy statement to security holders is also available at www.proxyvote.com.

The Company held a special meeting of stockholders on March 15, 2023, at which the Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split”). On April 3, 2023, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-50, and the Board approved the corresponding Certificate of Amendment. Unless stated otherwise, numbers of shares, exercise prices, and conversion prices reported in this proxy statement shall reflect the effect of the Reverse Stock Split.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting and online during the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

We encourage all stockholders to attend the virtual Special Meeting. However, whether or not you plan to attend the virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

Thank you for your ongoing support and continued interest in Eightco Holdings Inc.

By Order of the Board of Directors,

_____________________________

Brian McFadden

Chief Executive Officer

Safety Harbor, Florida

May , 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on June 30, 2023; the Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

Eightco holdings Inc.

200 9th Avenue North, Suite 220
Safety Harbor, FL 34695
(866) 980-2818

Proxy Statement
Special Meeting Of Stockholders
To Be Held on June 30, 2023

Information Concerning Solicitation and Voting

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Eightco Holdings Inc. (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held on June 30, 2023 at 10:00 a.m. Eastern Time, and at any adjournment thereof. The Special Meeting will be a virtual meeting held via the Internet at www.virtualshareholdermeeting.com/. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting regardless of whether you intend to attend.

Except where the context otherwise requires, references to “Eightco Holdings,” “Eightco,” “the Company,” “we,” “us,” “our” and similar terms refer to Eightco Holdings Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”)

The Company held a special meeting of stockholders on March 15, 2023, at which the Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split”). On April 3, 2023, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-50, and the Board approved the corresponding Certificate of Amendment. Unless stated otherwise, numbers of shares, exercise prices, and conversion prices reported in this proxy statement shall reflect the effect of the Reverse Stock Split.

This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the notice and either a proxy card or a voting instruction card, are being mailed to our stockholders of record as of the close of business on May 9, 2023, beginning on or about May        , 2023.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on June 30, 2023. The Notice of Special Meeting and proxy statement are also available at www.proxyvote.com.

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Questions and Answers about the Special Meeting

Q.	What is a proxy?

A.	A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Brian McFadden and Brett Vroman, or either of them, as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q.	What is a proxy statement?

A.	A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q.	Why did I receive these proxy materials?

A.	Our Board has made these materials available to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on June 30, 2023 at 10:00 a.m. Eastern Time. As a holder of Common Stock, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	What is the purpose of the Special Meeting?

A.	At the Special Meeting, stockholders will be asked to consider and vote on the following matters:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying a convertible promissory note and warrant issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated March 15, 2023 (the “March SPA”), by and among the Company and the investor named therein, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such convertible promissory note and warrant (including upon the operation of anti-dilution provisions contained in such convertible promissory note and warrant)(the “March 2023 SPA Issuance Proposal” or “Proposal 1”); and

2.	A proposal to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March 2023 SPA Issuance Proposal (the “Adjournment Proposal” or “Proposal 2”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

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Q.	Why is the Special Meeting a virtual, online meeting?

A.	The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by Rules of Conduct and Procedures which will be available during the online meeting at www.virtualshareholdermeeting.com/. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and submit questions through the virtual meeting platform.

Q.	How do I virtually attend the Special Meeting?

A.	We will host the Special Meeting live online. The webcast of the Special Meeting will start at 10:00 a.m. Eastern Time, on June 30, 2023. Online access to the webcast will open fifteen (15) minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Special Meeting, you will need to log-in at www.virtualshareholdermeeting.com/ using the 16-digit control number on the proxy card or voting instruction form.

Beginning fifteen (15) minutes prior to, and during, the Special Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on www.virtualshareholdermeeting.com/.

Q.	Who is entitled to vote at the Special Meeting, and how many votes do they have?

A.	Stockholders of record, including holders of our Common Stock at the close of business on May 9, 2023 (the “Record Date”) may vote at the Special Meeting. There were shares of Common Stock outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement.

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Q.	What is the difference between a stockholder of record and a “street name” holder?

A.	If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

Q.	What is a broker non-vote?

A.	Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. If you do not give your broker instructions (these shares are often referred to as broker non-votes) and the proposal involves a “routine” matter, then Nasdaq rules provide brokers with discretionary power to vote your shares. None of the proposals being presented to stockholders at the Special Meeting is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding a proposal, your broker will not be permitted to exercise discretionary voting authority to vote your shares on that proposal.

Q.	If I am a beneficial owner of shares, can my brokerage firm vote my shares?

A.	If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. None of the proposals being presented to stockholders at the Special Meeting is considered a “routine” matter. Therefore, if you do not provide voting instructions to your broker regarding a proposal, your broker will not be permitted to exercise discretionary voting authority to vote your shares on that proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposal described in this proxy statement.

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Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Nevada Agency and Transfer Company, you may vote your shares during the Special Meeting or by proxy prior to the Special Meeting as follows:

1.	Over the Internet prior to the Special Meeting: To vote over the Internet prior to the Special Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m. Eastern Time, on June 29, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

2.	By Telephone prior to the Special Meeting: To vote by telephone, please call 1-800-690-6903 in the United States, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m. Eastern Time, on June 29, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

3.	By Mail prior to the Special Meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than June 29, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

4.	Over the Internet during the Special Meeting: If you attend the Special Meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/ during the Special Meeting. You will need your 16-digit control number included on the proxy card or voting instruction form. If you vote by proxy prior to the Special Meeting and also virtually attend the Special Meeting, there is no need to vote again at the Special Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.

Q.	How will my proxy vote my shares?

A.	If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” the March 2023 SPA Issuance Proposal; and

●	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

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If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Special Meeting” or “By Telephone Prior to the Special Meeting.” Only your latest Internet or telephone vote is counted.

2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the Special Meeting virtually and vote online as instructed above under “Over the Internet during the Special Meeting.” Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.

4.	Give our corporate secretary written notice before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.

Q.	How are abstentions and broker non-votes treated for purposes of the Special Meeting?

A.	Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting.

Broker non-votes would be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Because your broker will not have discretionary voting authority with respect to Proposals 1 or 2, broker non-votes will not be available at the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

Q.	Who counts the votes?

A.	All votes will be tabulated by the inspector of election appointed for the Special Meeting.

Q.	How many shares must be represented to have a quorum and hold the Special Meeting?

A.	The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum, notwithstanding any voting results or lack thereof with respect to Proposal 2.

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Q.	What vote is required to approve each proposal and how are votes counted?

A.	Proposal 1 — The March 2023 SPA Issuance Proposal: The affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the March 2023 SPA Issuance Proposal is required for approval of the March 2023 SPA Issuance Proposal.

Proposal 2 – The Adjournment Proposal: The affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

The principal terms of the March 2023 SPA Issuance and the Adjournment have been approved by the Board. Marking “ABSTAIN” on your proxy or ballot with respect to the March 2023 SPA Issuance Proposal or the Adjournment Proposal has the same effect as a vote against such proposal. We expect that the directors and executive officers will vote all their shares in favor of the March 2023 SPA Issuance Proposal and the Adjournment Proposal.

Q.	What are the consequences if the March 2023 SPA Issuance Proposal is not approved by stockholders?

A.	If stockholders fail to approve the March 2023 SPA Issuance Proposal, we may be required to repay our obligations under the Note in cash. If, despite the Company’s reasonable best efforts the March 2023 SPA Issuance Proposal is not approved by the Company’s stockholders on or prior to June 30, 2023, the Company shall cause an additional stockholder meeting to be held every three (3) months thereafter until such approvals are obtained or the Note and Warrant are no longer outstanding.

Q.	Who is soliciting proxies, how are they being solicited, and who pays the cost?

A.	Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingdsale”), the proxy solicitation firm hired by the Company, at an approximate cost of $10,500, plus reimbursement expenses, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

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Q.	How does the Board recommend that I vote on the proposals?

A.	Our Board recommends that you vote:

●	FOR the approval of the March 2023 SPA Issuance Proposal; and

●	FOR the approval of the Adjournment Proposal.

Q.	Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

A.	No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Q.	Where can I find the voting results?

A.	The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.	How many shares of Common Stock and Preferred Stock are outstanding?

A.	As of May 4, 2023, there are 2,371,949 shares of Common Stock outstanding. There are no shares of any series of preferred stock currently outstanding.

Q.	How do I submit a question at the Special Meeting?

A.	If you wish to submit a question, on the day of the Special Meeting, beginning at 10:00 a.m. Eastern Time on June 30, 2023, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available during the online meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting after the meeting. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the Special Meeting by contacting Investor Relations at (617) 819-1289.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale, if you have any questions or need assistance in voting your shares. Banks, brokers and shareholders may call Kingsdale at 1-855-682-2019 (or call collect outside North America at +1-917-473-0932) or may send an email to contactus@kingsdaleadvisors.com.

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Proposal 1: Approval of March 2023 Spa proposal

Background and Description of Proposal

Transaction

On March 15, 2023, the Company entered into the March SPA with an accredited investor (“March Investor”) for the issuance and sale of a Senior Secured Convertible Note with an initial principal amount of $5,555,000 (the “Note”) at an initial conversion price of $6.245 per share of the Common Stock, and a warrant (the “Warrant”) to purchase initially up to 889,512 shares of Common Stock with an initial exercise price of $6.245 per share of Common Stock (the “Private Placement”). The purchase price of the Note and the Warrant was $5,000,000.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), a Security and Pledge Agreement (the “Pledge Agreement”), and various ancillary certificates, disclosure schedules and exhibits in support thereof in connection with the closing of the March SPA.

On March 20, 2023, the March SPA closed.

Reasons for the Private Placement

As of February 7, 2023, our cash and cash equivalents were approximately $2,734,000. In February 2023, our Board determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the offering with the March Investor, which yielded gross proceeds of $5,000,000, was necessary in light of our cash and funding requirements at the time. In addition, at the time of the Private Placement, our Board considered numerous alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

Senior Secured Convertible Note

The Company issued the Note upon the closing of the March SPA. The entire outstanding principal balance and any outstanding fees or interest shall be due and payable in full on January 15, 2024 (“Maturity Date”). The Note shall not bear interest, provided, however, that the Note will bear interest at 18% per annum upon the occurrence of an event of default (as described below).

The Maturity Date may be extended at the sole option of the March Investor for so long as certain events of default are continuing or for so long as an event is continuing that if not cured and with the passage of time would result in an event of default.

The Note is convertible at the option of the March Investor into shares of Common Stock and had an initial conversion price of $6.245 per share, subject to adjustment for stock splits, combinations or similar events (each a “Note Stock Combination Event”). If on the on the fifth trading day immediately following a Note Stock Combination Event, the conversion price then in effect on such fifth trading day (after giving effect to a proportional adjustment of the conversion price), is greater than the lowest weighted average price of the Common Stock during the twenty consecutive trading day period ending and including the trading day immediately preceding the fifth trading day after such Stock Combination Event (the “Note Event Market Price”), then the conversion price shall be adjusted to the Note Event Market Price.

The Company effected the Reverse Stock Split on April 3, 2023, which constituted a Note Stock Combination Event. Accordingly, on April 11, 2023, the conversion price of the Note was adjusted to $2.0101 per share.

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The Note contains certain limitations on conversion. It provides that no conversion may be made if, after giving effect to the conversion, the March Investor would own in excess of 9.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased or decreased to a percentage not to exceed 9.99%, at the option of the March Investor, except any increase will not be effective until 61 days prior notice to the Company.

The conversion price of the Note is subject to anti-dilution adjustment which, subject to specified exceptions, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable conversion price, immediately reduces the conversion price of the Note to equal the price at which the Company issues or is deemed to have issued its Common Stock.

If there is an event of default, then the March Investor has the right to request redemption of all or any portion of the Note, at 130% of the sum of the outstanding principal, interest and late fees to be redeemed, provided that if certain conditions specified in the Note are not satisfied, then the March Investor has the right to request redemption of all or any portion of the Note, at 130% of the greater of (i) the sum of the outstanding principal, interest and late fees to be redeemed and (ii) the product of (a) the number of shares into which the Note (including all principal, interest and late fees) subject to redemption may be converted and (b) the greatest closing sale price for the Common Stock beginning on the date immediately preceding the event of default and ending on the date the Company makes the entire payment required to be made upon the redemption provided, however, that if no Cash Release Event (as defined in the Note) has occurred on or prior to the applicable of default redemption date, the principal amount used in calculating the applicable event of default redemption price on such event of default redemption date shall be decreased by the holder’s pro rata portion of $222,000.

Warrant

The Warrant was issued upon closing and is immediately exercisable and, in the aggregate, initially entitled the March Investor to timely purchase up to 889,512 shares of Common Stock. The Warrant had an initial exercise price of $6.245 per share payable in cash, or while each share of Common Stock issuable upon exercise of the Warrant is not registered for resale with the SEC or such prospectus is not available for resale, by way of a “cashless exercise” or an “alternative cashless exercise,” at the option of the March Investor. An “alternative cashless exercise” will provide the March Investor with 0.7 shares of Common Stock for each share that would have been issuable to the March Investor upon such exercise had the Holder elected to pay the exercise price in cash. The Warrant will expire on the fifth anniversary of its date of issuance.

The exercise price of the Warrant is subject to adjustment for stock splits, combinations or similar events (each a “Warrant Stock Combination Event”). If on the on the fifth trading day immediately following a Warrant Stock Combination Event, the exercise price is greater than the lowest weighted average price of the Common Stock during the twenty consecutive trading day period ending on, and including, the trading day immediately preceding the fifth trading day after such Warrant Stock Combination Event (the “Warrant Event Market Price”) then the exercise price shall be adjusted to the Warrant Event Market Price. Upon each such adjustment of the exercise price hereunder, the number of underlying shares of Common Stock shall, subject to specified exceptions, be increased (but in no event decreased) to the number of shares of Common Stock determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of underlying shares of Common Stock acquirable upon exercise of the Warrant immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

The Company effected the Reverse Stock Split on April 3, 2023, which constituted a Warrant Stock Combination Event. Accordingly, on April 11, 2023, the exercise price of the Warrant was adjusted to $2.0101 per share, and the number of shares underlying the Warrant was increased to 2,763,545.

The Warrant will require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Warrant also contains limitations on exercise, including the limitation that the March Investor may not exercise its Warrant to the extent that upon exercise the March Investor, together with its affiliates, would own in excess of 9.99% of the Company’s outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days’ notice by the March Investor to the Company, of up to 9.99%).

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The exercise price of the Warrant will also subject to anti-dilution adjustment which, subject to specified exceptions, in the event that the Company issues or is deemed to have issued certain securities at a price lower than the then applicable exercise price, immediately reduces the exercise price of the Warrant to equal the price at which the Company issues or is deemed to have issued its Common Stock.

The Company may not enter into a fundamental transaction unless the successor entity assumes the obligations of the Company under the Warrant. Upon the occurrence of a fundamental transaction involving a change of control, the holder of the Warrant will have the right to have the Warrant repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Warrant) of the then unexercised portion of the Warrant.

If the Company issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, the holder of the Warrant shall have the right to acquire the same as if it had exercised its Warrant.

The March Investor is entitled to receive any dividends paid or distributions made to the holders of the Common Stock on an “as if exercised” to Common Stock basis.

Effect of Issuance of Securities

The potential issuance of 2,763,545 shares of Common Stock underlying the Note and 2,763,545 shares of Common Stock underlying the Warrant, plus any additional shares of Common Stock issued pursuant to the anti-dilution provisions contained in the Warrant or Note, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the investors convert the Note or exercise the Warrant, or to the extent that additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Warrant. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant, the exact magnitude of the dilutive effect of the Note and Warrant cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Approval of the March 2023 SPA Issuance Proposal

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the execution of the March SPA, which was signed on March 15, 2023. The March SPA closed on March 20, 2023. However, the shares of our Common Stock issuable upon exercise of the Warrant and conversion of the Note may not be issued, to the extent such issuance would constitute an issuance of 20% or more of the shares of Common Stock outstanding immediately prior to the execution of the March SPA until we have obtained stockholder approval.

Immediately prior to the execution the March SPA, we had 1,502,948 shares of Common Stock outstanding. Therefore, the potential issuance of the 2,763,545 and 2,763,545 shares of our Common Stock underlying the Note and underlying the Warrant, respectively, would have together constituted approximately 367.75% of the shares of Common Stock outstanding on such date. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 300,590 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the March SPA, including, without limitation, as a result of the anti-dilution feature of the Warrant, since such feature may reduce the per share exercise price and result in the issuance of shares at less than the greater of market price or book value per share.

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Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Note and Warrant holders could cause the market price of our Common Stock to decline. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the Note and Warrant holders have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our Common Stock.

Potential Consequences if the March 2023 SPA Issuance Proposal is Not Approved

The March 2023 SPA, Warrant, and Note are binding obligations on us. The failure of our stockholders to approve the March 2023 SPA Issuance Proposal will not negate the existing terms or the Company’s binding obligation under the March 2023 SPA, Warrant, and Note. However, if the March 2023 SPA Issuance Proposal is not approved by our stockholders, we may be required to repay our obligations under the Note in cash, rather than by the conversion of the Note or exercise of the Warrant into shares of Common Stock.

If we are required to repay our obligations to the March Investor in cash rather than Common Stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations to the March Investor under the Note in cash, which may result in additional transaction expenses. Failure to acquire additional financing in order to repay these obligations may result in a default on such obligations.

Further Information

The terms of the March SPA, the Note and the Warrant are only briefly summarized above. For further information, please refer to the forms of the March SPA, the Note and the Warrant, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on March 16, 2023 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the March 2023 SPA Issuance Proposal is required for approval of the March 2023 SPA Issuance Proposal.

The Board unanimously recommends that you vote

“FOR” the March 2023 SPA Issuance Proposal.

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Proposal 2: Approval of the Adjournment Proposal

Background and Description of Proposal

The Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March 2023 SPA Issuance Proposal.

The approval of the March 2023 SPA Issuance Proposal requires the affirmative vote of holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Special Meeting on said proposal to be approved. The Board believes that if the number of votes received with respect to either proposal is less than said majority and is therefore insufficient to approve such proposal, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the March 2023 SPA Issuance Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the March 2023 SPA Issuance Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Special Meeting will be against the March 2023 SPA Issuance Proposal, we could adjourn the Special Meeting without a vote on the March 2023 SPA Issuance Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the March 2023 SPA Issuance Proposal.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Special Meeting is required to approve the Adjournment Proposal.

The Board unanimously recommends that you vote

“FOR” the Adjournment Proposal.

SECURITY Ownership of Certain Beneficial Owners and Management4

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 4, 2023 by (1) each named executive officer and director of our company, (2) all directors and executive officers of our company as a group, and (3) each person known by us to own more than 5% of our common stock.

The following table sets forth information regarding the beneficial ownership of our common stock as of May 4, 2023:

●	each person known by the Company to be a beneficial owner of more than 5% of the common stock of the Company;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

The address of the executive officers and directors is 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of May 4, 2023.

The beneficial ownership percentages set forth in the table below are based on approximately 2,371,949 shares of Common Stock issued and outstanding as of May 4, 2023.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

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	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage
5% Stockholders
Hudson Bay Master Fund, Ltd.(2)	245,481	9.99%
BHP Capital NY, Inc.(3)	263,257	9.99%
Palladium Holdings, LLC(4)	258,817	9.99%
Current Executive Officers and Directors
Brian McFadden(5)	5,634	*
Brett Vroman(6)	6,440	*
Kevin O’Donnell(7)	5,007	*
Frank Jennings(8)	1,715	*
Louis Foreman(9)	2,366	*
Mary Ann Halford(10)	1,565	*
Total Executive Officers and Directors	22,727	* %

(1)	Based on 2,371,949 shares of common stock issued and outstanding as of May 4, 2023. All shares reported are shares of the Company’s common stock.

(2)	Includes: 160,162 shares of common stock and an aggregate of 85,319 shares of common stock issuable upon conversion of the January 2022 Note and the March 2023 Note and upon exercise of the January 2022 Warrant and the March 2023 Warrant and excludes an aggregate of 7,462,028 shares of common stock issuable upon conversion of the January 2022 Note and the March 2023 Note and upon exercise of the January 2022 Warrant and the March 2023 Warrant. Pursuant to the terms of the January 2022 Note, January 2022 Warrant, March 2023 Note and March 2023 Warrant, Hudson Bay may not convert the January 2022 Note, exercise the January 2022 Warrant, convert the March 2023 Note or exercise the March 2023 Warrant to the extent (but only to the extent) Hudson Bay or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of May 4, 2023. Hudson Bay Capital Management LP is the investment manager of Hudson Bay Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP, and Sander Gerber has sole voting and investment power over these securities. Each of Hudson Bay and Sander Gerber disclaims beneficial ownership over these securities. The selling stockholder’s address is c/o Hudson Bay Capital Management LP, 28 Havemeyer Place, 2nd Place, Greenwich, CT 06830. All shares reported are shares of the Company’s common stock.

(3)	Includes 263,257 shares of common stock issuable upon the exercise of the BHP Warrants and excludes 464,743 shares of common stock issuable upon the exercise of the BHP Warrants. Pursuant to the terms of the BHP Warrants, BHP may not exercise the BHP Warrants to the extent (but only to the extent) BHP or any of its affiliates would beneficially own upon such exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of May 2, 2023. Bryan Pantofel is the President of BHP and has sole voting and investment power over these securities. BHP’s address is 45 SW 9th Street, Suite 1603, Miami, Florida 33130. All shares reported are shares of the Company’s common stock.

(4)	Includes (i) 40,000 shares of common stock and (ii) 218,817 shares of common stock issuable upon the exercise of a warrant held by Palladium Holdings, LLC (the “Palladium Warrant”) and excludes 2,267 shares of common stock issuable upon exercise of the Palladium Warrant. Pursuant to the terms of the Palladium Warrant and to the extent (but only to the extent) Palladium Holdings, LLC or any of its affiliates would beneficially own upon such exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares and percentage reflect these limitations as of May 4, 2023. Joel Padowitz is the Managing Member of Palladium Holdings, LLC and has sole voting and investment power over these securities. Palladium Holdings, LLC’s address is 152 West 57th Street, Floor 22, New York, NY 10019. All shares reported are shares of the Company’s common stock.

(5)	Mr. McFadden’s address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

(6)	Mr. Vroman’s address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

(7)	Mr. O’Donnell’s address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

(8)	Mr. Jennings’ address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

(9)	Mr. Foreman’s address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

(10)	Ms. Halford’s address is 200 9th Avenue North, Suite 220, Safety Harbor, Florida 34695. All shares reported are shares of the Company’s common stock.

*	Less than 1%.

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Other Matters

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2023 Annual Meeting of Stockholders

Stockholder Proposals Included in Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement and proxy card relating to our 2023 annual meeting of stockholders, stockholder proposals must be received by us a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made, whichever is later. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2023 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Eightco Holdings Inc., 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695.

Householding of Proxy Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our most recent annual report to stockholders to you if you write at Eightco Holdings Inc., 200 9th Avenue North, Suite 220, Safety Harbor, Florida, 34695 or call us at (866) 980-2818. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/29/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VSM Link will be inserted here

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/29/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1-X#####

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

		For	Against	Abstain
1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock underlying a convertible promissory note and warrant issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated March 15, 2023, by and between the Company and an investor (the "March 2023 SPA Issuance Proposal").	☐	☐	☐
2.	To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the March 2023 SPA Issuance Proposal.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

<XXXXX>2-X#####

EIGHTCO HOLDINGS INC
Special Meeting of Shareholders
June 30, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Brian McFadden and Brett Vroman or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EIGHTCO HOLDINGS INC that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 10:00 AM, EDT on June 30, 2023, at the *(VSM link will be inserted)*, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.